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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                  May 18, 2001
                Date of Report (Date of earliest event reported)


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                              NEOTHERAPEUTICS, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-28782                 93-0979187
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

    157 TECHNOLOGY DRIVE                                          92618
     IRVINE, CALIFORNIA                                         (Zip Code)
   (Address of principal
     executive offices)

                                 (949) 788-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

On May 18, 2001, NeoTherapeutics, Inc. ("NeoTherapeutics") issued 1,400,000 shares of common stock and warrants to purchase up to 280,000 shares of common stock at an exercise price of $6.00 per share to Montrose Investments Ltd. and Strong River Investments, Inc., for aggregate consideration of $5,950,000. The shares and warrant were issued pursuant to an effective Registration Statement on Form S-3. The warrants are exercisable at any time between December 31, 2002, and May 17, 2006, or earlier upon the occurrence of certain events or upon not less than 65 days written notice from the holder, and contain customary anti-dilution provisions in the event of a stock split, stock dividend, merger, recapitalization or distribution of assets. In connection with this transaction, the investors agreed to reduce certain payments owed to the investors by NeoTherapeutics pursuant to a letter agreement dated April 17, 2001. The foregoing description is qualified in its entirety by reference to the Securities Purchase Agreement, dated as of May 17, 2001, by and among the NeoTherapeutics, Montrose Investments Ltd. and Strong River Investments, Inc., the warrants issued by NeoTherapeutics to Montrose Investments Ltd. and Strong River Investments, Inc., dated as of May 18, 2001, and a Letter Agreement, dated as of May 17, 2001, by and among the NeoTherapeutics, Montrose Investments Ltd. and Strong River Investments, Inc., copies of which are attached hereto as Exhibits 10.1, 4.1, 4.2 and 10.2, respectively.

ITEM 7. EXHIBITS

Exhibits:
--------

   4.1 Warrant issued by Registrant to Montrose Investments Ltd. dated as of May 18, 2001.

   4.2           Warrant issued by Registrant to Strong River Investments, Inc.
                 dated as of May 18, 2001.

  10.1 Securities Purchase Agreement dated as of May 17, 2001, by and among Registrant, Montrose Investments Ltd. and Strong River Investments, Inc.

  10.2 Letter Agreement, dated as of May 17, 2001, by and among the NeoTherapeutics, Montrose Investments Ltd. and Strong River Investments, Inc.

  99.1           Press Release dated May 18, 2001.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NEOTHERAPEUTICS, INC.


Date:    May 21, 2001                         By: /s/ RAJESH SHROTRIYA
                                                  ------------------------------
                                              Name:  Rajesh C. Shrotriya, M.D.
                                              Title: President and Chief
                                                     Operating Officer


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EXHIBIT INDEX

Exhibits:
--------

   4.1 Warrant issued by Registrant to Montrose Investments Ltd. dated as of May 18, 2001.

   4.2           Warrant issued by Registrant to Strong River Investments, Inc.
                 dated as of May 18, 2001.

  10.1 Securities Purchase Agreement dated as of May 17, 2001, by and among Registrant, Montrose Investments Ltd. and Strong River Investments, Inc.

  10.2 Letter Agreement, dated as of May 17, 2001, by and among the NeoTherapeutics, Montrose Investments Ltd. and Strong River Investments, Inc.

  99.1           Press Release dated May 18, 2001.